[Exhibit 24]


         POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT ON FORM S-3

                               Powers of Attorney

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Clements, Peter A. Appel and Louis
T. Petrillo as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the above referenced Registration Statement and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do so or cause to be done by virtue hereof.

Signature                                      Title                                             Date
---------                                      -----                                             ----

/s/ Peter A. Appel                             President and Chief Executive                 January 19, 2001
------------------------------------------     Officer (Principal Executive
Peter A. Appel                                 Officer) and Director


/s/ Robert Clements                            Chairman and Director                         January 10, 2001
------------------------------------------
Robert Clements

/s/ Debra O'Connor                             Senior Vice President, Controller             January 19, 2001
------------------------------------------     and Treasurer (Principal Financial
Debra O'Connor                                 and Accounting Officer)

/s/ Michael P. Esposito, Jr.                   Director                                      January 11, 2001
------------------------------------------
Michael P. Esposito, Jr.

/s/ Lewis L. Glucksman                         Director                                      January 12, 2001
------------------------------------------
Lewis L. Glucksman

/s/ Ian R. Heap                                Director                                      January 11, 2001
------------------------------------------
Ian R. Heap



Signature                                      Title                                             Date
---------                                      -----                                             ----

/s/ Thomas V.A. Kelsey                         Director                                      January 9, 2001
------------------------------------------
Thomas V.A. Kelsey

/s/ Mark D. Mosca                              Director                                      January 9, 2001
------------------------------------------
Mark D. Mosca

/s/ Robert F. Works                            Director                                      January 9, 2001
------------------------------------------
Robert F. Works

/s/ Philip L. Wroughton                        Director                                      January 11, 2001
------------------------------------------
Philip L. Wroughton